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Exhibit 99.2

Exhibit 99.2 Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 by
Richard S. Anderson, Chief Financial Officer

        In connection with the Annual Report of Cascade Corporation (the "Company") on Form 10-K for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (i)
  The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  RICHARD S. ANDERSON

Richard S. Anderson
 Senior Vice President and Chief Financial Officer
April 21, 2003

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Exhibit 99.2
Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Richard S. Anderson, Chief Financial Officer